
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 7, 2000

                                ---------------

                                  ATMI, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                         0-30130               06-1481060
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)

         7 Commerce Drive
        Danbury, Connecticut                                        06810
(Address of principal executive offices)                          (Zip code)



      Registrant's telephone number, including area code: (203) 794-1100
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                                  ATMI, INC.
                                  FORM 8-K/A
                                CURRENT REPORT

                               TABLE OF CONTENTS

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                                                                                          Page
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
Item 5.      Other Events...............................................................     3

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.........     3

Signature...............................................................................     5

                                       2
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Item 5.   Other Events.

               On July 7, 2000, pursuant to an Agreement and Plan of Merger dated as of July 7, 2000 (the "Merger Agreement") by and among ATMI, Inc. ("ATMI"), Spinal Acquisition Corporation ("Spinal") and Tap Acquisition Corporation ("Tap"), both wholly-owned Delaware subsidiaries of ATMI, ESCA, Inc., a New Mexico corporation ("ESCA"), ESCA Ireland, Inc., a New Mexico corporation ("ESCA Ireland"), and the Controlling Shareholders of ESCA and ESCA Ireland as defined in the Merger Agreement, Spinal merged with and into ESCA, with ESCA being the surviving corporation, and Tap merged with and into ESCA Ireland, with ESCA Ireland being the surviving corporation. As a result of the mergers, ESCA and ESCA Ireland became wholly-owned subsidiaries of ATMI.

               Pursuant to the Merger Agreement, all of the outstanding shares of common stock of ESCA and ESCA Ireland were conveyed to ATMI, and ATMI issued 369,505 shares of ATMI common stock to the Controlling Shareholders.

          The mergers are intended to be tax-free transactions under the Internal Revenue Code of 1986, as amended (the "Code"), and will be accounted for as a pooling of interests. ESCA and its affiliated companies are considered among the market leaders in environmentally safe cleaning services for the global microelectronics industry. Privately owned, ESCA and its subsidiaries have sites in Albuquerque, New Mexico; Dallas, Texas; Phoenix, Arizona; and Portland, Oregon, and ESCA Ireland conducts operations in Ireland. ATMI intends to continue the business currently performed by ESCA and ESCA Ireland as wholly-owned subsidiaries of ATMI.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Financial statements of business acquired. Filing financial statements with this report is not required since the transactions described in this report do not comprise a significant acquisition of assets by ATMI.

               (b) Pro forma financial information. Filing pro forma financial information with this report is not required since the transactions described in this report do not comprise a significant acquisition of assets by ATMI.

                                       3
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          (c)  Exhibits

     Exhibit No.                             Description
     -----------         -----------------------------------------------------
     23.1                Consent of Ernst & Young LLP. (1)

     23.2                Consent of Deloitte & Touche LLP. (1)

     23.3                Consent of Arthur Andersen LLP. (1)

     23.4                Consent of Rath, Anders, Dr. Wanner and Partner. (1)

     23.5                Consent of Arthur Andersen LLP. (1)

     27.1                Restated financial data schedule. (1)

     27.2                Restated financial data schedule. (1)

     99.1                Press Release issued by ATMI dated July 10, 2000. (2)

     99.2 Supplemental Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations of ATMI, Inc. (as restated to reflect the acquisition of ESCA on July 7, 2000). (1)

     99.3 Supplemental Consolidated Financial Statements of ATMI, Inc. for the years ended December 31, 1999, 1998, and 1997 and the six months ended June 30, 2000 and 1999 (as restated to reflect the acquisition of ESCA on July 7, 2000). (1)


______________________________
(1)  Filed herewith.
(2)  Previously filed.

                                       4
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 19, 2000               ATMI, Inc.
                                        ----------


                                        By: /s/ Daniel P. Sharkey
                                            ---------------------
                                        Daniel P. Sharkey
                                        Vice President, Chief Financial Officer
                                        and Treasurer (Chief Accounting Officer)

                                       5
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                                 EXHIBIT INDEX

   Exhibit No.                             Description
   -----------      ------------------------------------------------------------
   23.1             Consent of Ernst & Young LLP. (1)

   23.2             Consent of Deloitte & Touche LLP. (1)

   23.3             Consent of Arthur Andersen LLP. (1)

   23.4             Consent of Rath, Anders, Dr. Wanner and Partner. (1)

   23.5             Consent of Arthur Andersen LLP. (1)

   27.1             Restated financial data schedule. (1)

   27.2             Restated financial data schedule. (1)

   99.1             Press Release issued by ATMI dated July 10, 2000. (2)

   99.2 Supplemental Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations of ATMI, Inc. (as restated to reflect the acquisition of ESCA on July 7, 2000). (1)

   99.3             Supplemental Consolidated Financial Statements of ATMI, Inc.
                    for the years ended December 31, 1999, 1998, and 1997 and the six months ended June 30, 2000 and 1999 (as restated to reflect the acquisition of ESCA on July 7, 2000). (1)


______________________________
(1)  Filed herewith.
(2)  Previously filed.